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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported):  July 29, 2004
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                           Programmer's Paradise, Inc.
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             (Exact name of Registrant as specified in its charter)




           Delaware                    000-26408                 13-3136104
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 (State of Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)               File Number)          Identification No.)



 1157 Shrewsbury Avenue, Shrewsbury, New Jersey                   07702
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    (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (732) 389-8950
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Item 9 and Item 12.  Regulation  FD  Disclosure  and Results of  Operations  and
Financial Condition

         On July 29, 2004, Programmer's Paradise, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2004. The information contained in the press release, which is attached as Exhibit 99.1 to this report, is incorporated by reference herein and is furnished pursuant to
Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PROGRAMMER'S PARADISE, INC.


Dated:  August 2, 2004                  By:   /s/ Simon F. Nynens
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                                            Simon F. Nynens
                                            Chief Financial Officer




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                                Index to Exhibits


Exhibit No.           Description
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99.1                  Press Release dated July 29, 2004 announcing financial
                      results for the second quarter ended June 30, 2004.